                                                                    Exhibit 10.1

                              FIRST AMENDMENT TO
                         SEVENTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment"), dated effective as of the 23rd day of June 1999, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), DOLPHIN SERVICES, INC., a Louisiana corporation ("Dolphin"), SOUTHPORT, INC., a Louisiana corporation ("Southport," and, together with Dolphin, the "Existing Subsidiaries"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association, in its individual capacity ("Bank One") (each of Whitney and Bank One individually, a "Bank" and collectively, the "Banks"), and BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks as set forth hereinafter (the "Agent").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Borrower, the Existing Subsidiaries, Whitney, and Bank One (as successor-by merger of First National Bank of Commerce ("First NBC")), in its capacity as a Bank and as Agent, entered into that certain Seventh Amended and Restated Revolving Credit Agreement, dated effective as of August 21, 1998 (the "Restated Credit Agreement");

     WHEREAS, Borrower, the Existing Subsidiaries, Banks, and Agent desire to amend the Restated Credit Agreement (i) to extend the maturity date of the Revolving Credit Facility from December 31, 2000 to December 31, 2001, (ii) to increase the LC Commitment to $10,000,000, (iii) to revise the definition of Prime Rate, (iv) to reflect the merger of Bank One and First NBC, and (v) to address Borrower's acquisition of additional Subsidiaries since August 21, 1998.

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained Borrower, the Existing Subsidiaries, Banks, and Agent hereby agree as follows:

                                   ARTICLE I

                    AMENDMENTS TO RESTATED CREDIT AGREEMENT

     1.   Section 1.1.  Section 1.1 of the Restated Credit Agreement is hereby
          -----------
amended by deleting the date "December 31, 2000" in the first sentence thereof and replacing such date with the phrase "the Termination Date."

     2.   Section 2.1.  Section 2.1 of the Restated Credit Agreement is hereby
          -----------
amended by (a) deleting the reference to "First NBC" in the first sentence thereof and replacing such reference with "Bank One," and (b) deleting the date "December 31, 2000" in the first sentence thereof and replacing such date with the phrase "the Termination Date."

     3.   Section 3.3.  Section 3.3 of the Restated Credit Agreement is hereby
          -----------
amended in its entirety to provide:

          3.3  Prime Rate.  "Prime Rate" shall be the index established from
               ----------
     time to time by Bank One Corporation as its "prime rate" for its subsidiary banks. Each change in the interest rate on each Note shall take effect on the effective date of the change in the Prime Rate as announced by Bank One Corporation.

     4.   Section 5.4.  Section 5.4 of the Restated Credit Agreement is hereby
          -----------
amended by deleting the date "December 31, 1997" in each instance where such date appears in Section 5.4 and replacing such date with the date "December 31, 1998," is further amended by deleting the date "March 31, 1998" in the second sentence thereof and replacing such date with "March 31, 1999," and is further amended by deleting the phrase "except for the absence of footnotes normally associated with financial statements prepared in accordance with GAAP."

     5.   Section 10.3.  Section 10.3 of the Restated Credit Agreement is hereby
          ------------
amended to replace all references to "First NBC" with references to "Bank One".

     6.   Section 11.1.  Section 11.1 of the Restated Credit Agreement is hereby
          ------------
amended to include the following additional or substituted definitions:

     "Agent" means Bank One.

     "Bank One" means Bank One, Louisiana, National Association.

     "Bank One LIBO Rate" means, for each Interest Period, the applicable London interbank offered rate for deposits in United States Dollars appearing on Dow Jones Markets (Telerate) Page 3750 or 3740, as the case may be, as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period and having maturity equal to such Interest Period; provided, however, that if Dow Jones Markets (Telerate) Page 3750 or 3740, as the case may be, is not available for any reason, the applicable Bank One LIBO Rate for the relevant Interest Period shall instead be the applicable London interbank offered rate for deposits in United States Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period. The Bank One LIBO Rate determined by Agent with respect to a particular Interest Period shall be fixed at such rate for the duration of such Interest Period.

     "Excluded Subsidiaries" means MINDOC, L.L.C., Southport, L.L.C., GIFI Properties, L.L.C., and all foreign sales corporations (as such term is defined in Section 922(a) of the United States Internal Revenue Code) owned by Borrower or one of its Subsidiaries.

     "LC Commitment" means the lesser of (a) TEN MILLION AND NO/100 DOLLARS ($10,000,000) or (b) the Revolving Commitment at the time in question.

     "LIBO Rate" means with respect to each day during an Interest Period for a LIBO Rate Advance, an interest rate per annum equal to the sum of (a) one and one-half percent (1.50%) plus (b) the Bank One LIBO Rate.
                                  ----

     "Termination Date" means December 31, 2001.

Section 11.1 of the Restated Credit Agreement is hereby further amended by deleting the definitions of "First NBC" and "FNBC LIBO Rate".

     7.   Section 11.4.  Section 11.4 of the Restated Credit Agreement is hereby
          ------------
amended by replacing all references to "First National Bank of Commerce" with references to "Bank One, Louisiana, National Association."

                                  ARTICLE II

                    SPECIAL REPRESENTATIONS AND WARRANTIES
                     WITH RESPECT TO THIS FIRST AMENDMENT

     In order to induce Banks and Agent to enter into this First Amendment, Borrower and the Existing Subsidiaries represent and warrant to Banks that:

     1.  Borrower Authorization.  Borrower is duly authorized to execute,
         ----------------------
deliver and perform its obligations under this First Amendment and is and will continue to be duly authorized to borrow monies under and to perform its obligations under the Restated Credit Agreement, as amended by this First Amendment and as it may be further amended from time to time.

     2.  Enforceability Against Borrower.  This First Amendment shall, upon
         -------------------------------
execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     3.  Subsidiary Authorization.  Each Subsidiary (other than the Excluded
         ------------------------
Subsidiaries) is duly authorized to execute, deliver and perform its obligations under this First Amendment and is and will continue to be duly authorized to apply for Letters of Credit and to agree to the related reimbursement obligations under the Restated Credit Agreement, as amended by this First Amendment and as it may be further amended from time to time.

     4.  Enforceability Against Subsidiaries.  This First Amendment shall, upon
         -----------------------------------
execution and delivery, constitute the legal, valid and binding obligation of each Subsidiary (other than the Excluded Subsidiaries), enforceable in accordance with its terms.

                                  ARTICLE III

                 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                FIRST AMENDMENT

     This First Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this First Amendment executed and delivered by Borrower, the Existing Subsidiaries and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each of the Banks:

     1.  Borrower's Resolutions. Copies, duly certified by the Secretary or
         ----------------------
Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Restated Credit Agreement, as amended hereby, and the execution and delivery of this First Amendment and the new Notes contemplated hereby;

     2.  Subsidiaries" Resolutions.  Copies, duly certified by the Secretary or
         -------------------------
Assistant Secretary of each Subsidiary (other than the Excluded Subsidiaries), authorizing the borrowings under the Restated Credit Agreement, as amended hereby, and the execution and delivery of this First Amendment;

     3.  Notes.  Borrower's duly executed Notes payable to the order of Banks,
         -----
in the form attached as Exhibits "B" and "C" hereto, with appropriate insertions;

     4.  No Default Certificate.  Borrower"s duly executed default and warranty
         ----------------------
certificate;

     5.  Borrower Incumbency Certificate.  Certificates of Borrower's Secretary
         -------------------------------
or Assistant Secretary certifying the names of the officers of Borrower authorized to execute the documents or certificates to be delivered hereunder by Borrower, together with the true signatures of such officers; and

     6.  Subsidiaries' Incumbency Certificate.  Certificates of the Secretary or
         ------------------------------------
Assistant Secretary of each Subsidiary (other than the Excluded Subsidiaries) certifying the names of the officers of such Subsidiary authorized to execute the documents or certificates to be delivered hereunder by such Subsidiary, together with the true signatures of such officers.

                                  ARTICLE IV

                                 MISCELLANEOUS

     1.  Definitions.  All terms used herein with initial capital letters and
         -----------
not otherwise defined herein shall have the meanings ascribed to such terms in the Restated Credit Agreement.

     2.  Substitution of Exhibits and Schedules.  Exhibits "A," "B" and "C" of
         --------------------------------------
the Restated Credit Agreement are hereby deleted, and Exhibits "A," "B" and "C" attached hereto are hereby substituted in place thereof. Schedule 1 of the Restated Credit Agreement is hereby deleted, and Schedule 1 attached hereto is hereby substituted in place thereof.

     3.  Ratification of Notes and Liens.  Borrower does hereby ratify, reaffirm
         -------------------------------
and acknowledge its obligations under the Notes, and each of Borrower and Dolphin Services does hereby further ratify, reaffirm and acknowledge its mortgage, pledge and/or assignment of, and/or grant of a security interest in, all Collateral heretofore provided by Borrower or Dolphin Services (individually and as successor-by-merger to Dolphin Steel Sales, Inc. and Dolphin Sales & Rentals, Inc.) as security for the Notes and the other Obligations under the Restated Credit Agreement. Borrower and Dolphin Services (individually and as successor-by-merger to Dolphin Steel Sales, Inc. and Dolphin Sales & Rentals, Inc.) do hereby further ratify, confirm and acknowledge to Agent and Banks that:
(a) the mortgage, pledge and/or assignment of, and/or grant of a security interest in, all such Collateral is and shall remain in full force and effect;
(b) the Collateral Documents to which Borrower or Dolphin Services (individually and as successor-by-merger to Dolphin Steel Sales, Inc. and Dolphin Sales & Rentals, Inc.) is a party are and shall continue to be valid, binding and enforceable obligations of Borrower or Dolphin Services, as the case may be; (c) the Collateral Documents and the Collateral shall continue to secure, with the original ranks and priority, the Notes and the other Obligations of Borrower and the Existing Subsidiaries and as renewed, rearranged, extended and now evidenced by, and as the amount thereof has been increased by, the Notes executed of even date herewith in the forms attached hereto as Exhibits "B" and "C"; (d) any references in the Collateral Documents to the Notes shall be deemed a reference to the Notes executed of even date herewith in the forms attached hereto as Exhibits "B" and "C"; and (e) all references in the Collateral Documents to First NBC shall be deemed references to Bank One.

     4.  No Other Changes.  The Restated Credit Agreement as hereby amended is
         ----------------
hereby ratified and confirmed in all respects. Any reference to the Restated Credit Agreement in any Loan Document shall be deemed to refer to the Restated Credit Agreement as amended hereby. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Restated Credit Agreement or any other Loan Document. Except as amended by this First Amendment, the Restated Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Restated Credit Agreement.

     5.  Counterparts.  This First Amendment may be executed in as many
         ------------
counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.

                              By:  /s/ Kerry J. Chauvin
                                   ---------------------------------------------
                                   Kerry J. Chauvin, President & CEO

                              BANKS:

                              BANK ONE, LOUISIANA, NATIONAL
                              ASSOCIATION

                              By:   /s/ J. Charles Freel, Jr.
                                   -------------------------------------------
                                   J. Charles Freel, Jr.,
                                   Senior Vice President

                              WHITNEY NATIONAL BANK


                              By:    /s/ Harry C. Stahel
                                   ------------------------------------------
                                   Harry C. Stahel,
                                   Senior Vice President

                              EXISTING SUBSIDIARIES:

                              DOLPHIN SERVICES, INC.


                              By:    /s/ Kerry J. Chauvin
                                   ---------------------------------------------
                                   Kerry J. Chauvin, President & CEO

                              SOUTHPORT, INC.


                              By:    /s/ Kerry J. Chauvin
                                   ---------------------------------------------
                                   Kerry J. Chauvin, President & CEO

                              AGENT:

                              BANK ONE, LOUISIANA, NATIONAL
                              ASSOCIATION


                              By:    /s/ J. Charles Freel, Jr.
                                   ---------------------------------------------
                                   J. Charles Freel, Jr.,
                                   Senior Vice President